UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 24, 2007

TURBOCHEF TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23478	48-1100390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 1900, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(678) 987-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On September 25, 2007, TurboChef Technologies, Inc. (the “Company”) issued a press release announcing that a Nasdaq Listing Qualifications Panel has notified the Company that it has regained compliance with the continued listing requirement of Nasdaq Marketplace Rule 4310(c)(14) related to the filing of periodic reports with the U.S. Securities and Exchange Commission and has demonstrated compliance with all other Nasdaq Marketplace Rules. Accordingly, the panel has determined that the Company’s common stock will continue to be listed on The Nasdaq Stock Market. The Company filed its Annual Report on Form 10-K for the year ended December 31, 2006 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007 on September 24, 2007.  A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release of TurboChef Technologies, Inc. dated September 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURBOCHEF TECHNOLOGIES, INC.
(Registrant)

By:	/s/ Dennis J. Stockwell
Dennis J. Stockwell
Vice President and General Counsel

Date: September 25, 2007